COMMON STOCK

NUMBER

CE 1048

INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE

COMMON STOCK

SHARES

Charge Enterprises, Inc.

CUSIP 159610 10 4

SEE REVERSE SIDE
FOR CERTAIN DEFINITIONS

THIS IS TO CERTIFY THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE OF

Charge Enterprises, Inc.

(hereinafter called the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and By-Laws of the Corporation and the amendments from time to time made thereto, copies of which are or will be on file at the principal office of the Corporation, to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY

CHARGE ENTERPRISES, INC. CORPORATE SEAL 2003 DELAWARE

PRESIDENT

Countersigned and Registered
MANHATTAN TRANSFER REGISTRAR CO.
(PORT JEFFERSON, NY)
Transfer Agent
and Registrar

By

Authorized Signature

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT - .... CUSTODIAN .... (Cust) (Minor)
TEN ENT	- as tenants by the entireties	Under Uniform Gifts to Minors Act .... (State)
JT TEN-	- as joint tenants with right of survivorship and not as tenants in common	

Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

____

____ Shares

of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER

Signature(s) Guaranteed

By ______________________

THE SIGNATURES SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S E C RULE 17ad-15

TRANSFER AGENT: Manhattan Transfer Registrar Co.
38B Sheep Pasture Road
Port Jefferson, NY 11777
(631) 928-7655